                                                                   EXHIBIT 10.3




        Portions of this Exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.

                    DISTRIBUTION AGREEMENT AMENDMENT NO. 2

This is the second amendment to the Distribution Agreement ("Distribution Agreement") made and entered into on January 22, 2002 between:

SINCLAIR PHARMACEUTICALS LTD., a corporation duly organized and existing under the laws of England having its place of business at Borough Rd, Godalming, Surrey, United Kingdom GU7 2AB and Sinclair Pharma Srl, a corporation duly organized and existing under the laws of Italy having its place of business at Viale Marche, 15, 20125 Milano, Italy. Sinclair Pharmaceuticals Ltd and Sinclair Pharma Srl are hereinafter collectively referred to as "Company"

and

CELL PATHWAYS, INC., a corporation duly organized and existing under the laws of Delaware having a place of business at 702 Electronic Drive, Horsham, Pennsylvania, 19044 hereinafter referred to as "Distributor."

The Definitions set forth in Article 1 of the Distribution Agreement are used in and control this Amendment No. 2.

This Amendment No. 2 is effective as of October 15, 2002.

The Company and Distributor agree that as to the order of "at least $2,000,000" specified in Section 3.1 of the Distribution Agreement, that order shall be satisfied by amending Distribution Agreement as follows:

        Distributor shall pay Company [  **  ] by October 31, 2002;

        Company shall deliver to Distributor [ ** ]of Present Product by December 31, 2002;

        Distributor shall pay Company [  **  ] by January 15, 2003;

        Company shall deliver to Distributor [ ** ]of Present Product by March 31, 2003, whereupon Distributor shall pay Company [ ** ]; and

        Company shall deliver to Distributor [ ** ]of Present Product by June 15, 2003, whereupon Distributor shall pay Company [ ** ].

Distributor shall send Company a purchase order substantially in the form attached on or before October 31, 2002 reflecting the terms above.

The Company and Distributor further agree that Section 9.1 of the Distribution Agreement shall be amended to allow Distributor to sublicense the GELCLAIR and SINCLAIR marks for use on
---------------------------
[**] CONFIDENTIAL TREATMENT REQUESTED; CONFIDENTIAL PORTIONS OMITTED AND FILED SEPERATELY WITH THE COMMISSION.

Product that are promoted on behalf of Distributor by third parties (e.g., John
O. Butler Company under the dental Marketing Agreement between Butler and Company dated August 16, 2002 (or amendments thereto)(Cell Pathways' file C-1639)) in the Territory. Distributor shall oblige any sublicensee to perform its obligations as to trademark usage in accordance with the provisions of
Article 9 of the Distribution Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 in duplicate.


SINCLAIR PHARMACEUTIALS LTD.            CELL PATHWAYS INCORPORATED
Signed by: Michael J. Flynn             Signed by: Robert J. Towarnicki


/s/                                     /s/
---------------------------             ----------------------------
Position: President & C.E.O.            Position: President & C.E.O.
Date: October 15, 2002                  Date: October 15, 2002


SINCLAIR PHARMA SRI
Signed by: Michael J. Flynn

Position: President

/s/
----------------------
Date: October 15, 2002


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